Long-term Investments - Summary of long-term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Long-term Investments
Investments in equity method investees	¥ 6,406,167		¥ 6,109,240
Equity investments with readily determinable fair values	2,375,785		3,107,266
Equity investments without readily determinable fair values	11,104,510		12,021,518
Other investments	319,894		545,163
Total	¥ 20,206,356	$ 2,768,259	¥ 21,783,187